1 August 12, 2021 Q2 2021 Earnings Presentation

Safe Harbor This presentation regarding Better Choice Company, Inc. (“the Company”, “Better Choice”, “BTTR”, “we”, “us” or “our”) is strictly confidential and is for you to familiarize yourself with the Company. This presentation contains information, statements, beliefs and opinions which are forward-looking, and which reflect current estimates, expectations and projections about future events, referred to herein and which constitute “forward-looking statements” or “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this document, regarding our strategy, future operations, financial position, prospects, plans and objectives of management are forward-looking statements. Statements containing the words “could”, “believe”, “expect”, “intend”, “should”, “seek”, “anticipate”, “will”, “positioned”, “project”, “risk”, “plan”, “may”, “estimate” or, in each case, their negative and words of similar meaning are intended to identify forward-looking statements. By their nature, forward-looking statements involve a number of known and unknown risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond the Company’s control, concerning, among other things, the Company’s anticipated business strategies, anticipated trends in the Company’s business and anticipated market share, that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. These risks, uncertainties and assumptions could adversely affect the outcome and financial effects of the plans and events described herein. In addition, even if the outcome and financial effects of the plans and events described herein are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. Although the Company has attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward-looking information, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended. Forward-looking information contained in this presentation is based on the Company’s current estimates, expectations and projections, which the Company believes are reasonable as of the current date. The Company can give no assurance that these estimates, expectations and projections will prove to have been correct. Given these uncertainties, you should not place undue reliance on these forward-looking statements. All statements contained in this presentation are made only as of the date of this presentation, and the Company undertakes no duty to update this information unless required by law. You are also reminded that during this presentation, certain non-GAAP financial measures, such as Adjusted EBITDA, may be discussed. These measure should not be considered an alternative to net income, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). These measures are not necessarily comparable to a similarly titled measure of another company. Please refer to our reconciliations of these discussed figures with the most comparable GAAP measures. The known risks, uncertainties and factors are described in detail under the caption “Risk Factors” in documents the Company has filed with the Securities and Exchange Commission (the “SEC”). that are incorporated by reference in this presentation. Certain information contained in this presentation may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company cannot guarantee the accuracy of, and has not independently verified, such information. All trademarks, service marks, and trade names appearing in this presentation are the property of their respective holders. 2

Company Overview 3 * Includes subscription purchases made by end customers on our partner websites. • Dynamic and forward-thinking pet food company targeting the premium pet food market • Flexible omni-channel go to market strategy with four differentiated sales channels • Exciting three-year product pipeline with game changing innovation • World class and diversified team with significant success in the pet food industry • Uplisted to NYSE American on July 1, 2021 concurrent with $40m of common equity raise to drive growth $50M+ Gross Sales (2020) Asset Light Model with long term co-manufacturing partners 500k+ Active customer emails on DTC platform 95% YoY Growth of Halo Brand in Asia 59% Of net sales made online (2020) 51% Of online sales made via recurring subscriptions*

A True Omni-Channel Approach

A laser focused, channel-specific approach to growth that is driven by new product innovation

BETTER CHOICE COMPANY

We Believe Our Differentiated Omni-Channel Strategy Is A Key To Success:

1. **Eliminates Channel Conflict**
2. **Increases Operating Leverage**
3. **Accelerates Topline Growth**

~$9M Gross Sales

International — 天猫 TMALL

- 95% YoY growth in China
- $100M contracted minimum sales in Asia over the next five years

~$11M Gross Sales

Brick & Mortar — petco

- Exciting growth strategy in pet specialty channel
- Drives recommendation and brand trial

~$12M Gross Sales

Direct-to-Consumer — TRUDOG

- 500K+ active customer emails and 20K+ unique customers
- Building a dynamic platform for future innovation

~$20M Gross Sales

Ecommerce — chewy.com

- Long term partnerships with Chewy and Amazon
- 63% Subscription rate with Chewy
- 39% Subscription rate with Amazon

$50M+ Gross Sales in FY 2020

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A Strong Foundation Built For Success 5 Infrastructure A wide scope of systems ensures scalable success • World class ERP system • Shopify (third party ecommerce platform) • IT expertise and work from anywhere support • Integrated SEC reporting Suppliers • All premium food and treats are made in the USA • Co-manufacturers include Alphia (kibble), Simmons (canned), Carnivore (freeze- dried) and BrightPet (vegan) • Best-in-class certifications ensure product quality and drive performance Team • 44 FTEs with hubs in Chicago, Nashville and Tampa • Win-from-anywhere culture driving productivity • Equity incentive plans in place to attract top tier talent Partners • We team with key customers (Chewy and Petco) and international distributors (i.e. Penefit) to drive successful new product launches • Marketing relationships include Vayner Sports and Little Big Brands

Seasoned Management Team & Board

BETTER CHOICE COMPANY

Management Team

Scott Lerner *CEO*
20+ YEARS CONSUMER PRODUCTS EXPERIENCE
PEPSICO · CONAGRA BRANDS · VMG

Sharla Cook *CFO*
18+ YEARS FINANCE & ACCOUNTING EXPERIENCE
Checkers · InvestRes · syniverse

Donald Young *EVP Sales*
29 YEARS PET INDUSTRY EXPERIENCE
Merrick · Nestlé PURINA · Nutro

Ryan Wilson *VP Marketing*
5+ YEARS PET INDUSTRY EXPERIENCE
Merrick · Nestlé PURINA · Kimberly-Clark

Rob Sauermann *EVP Strategy*
$100M GROWTH CAPITAL DEPLOYED
CREDIT SUISSE · PEGASUS · Organix Recycling

Alex Vournas *VP Supply Chain & Logistics*
5+ YEARS PET INDUSTRY EXPERIENCE
solid gold · ABInBev · Sara Lee

Jenny Condon *EVP Digital Sales*
ECOMM EXPERT WITH 15+ YEARS EXPERIENCE
Merrick · mizkan · LANDS' END

Board of Directors

Mike Young
YEAR JOINED BOD: 2019
COTTINGHAM CAPITAL · ICCLABS · nuuvera

Jeff Davis
YEAR JOINED BOD: 2019
P&G · molo · U

Gil Fronzaglia
YEAR JOINED BOD: 2021
BLUE · Quinn SNACKS · GRILLO'S PICKLES

Lori Taylor
YEAR JOINED BOD: 2019
REV · RR DONNELLEY

John Word III
YEAR JOINED BOD: 2020
Word&Brown

Management and key insiders own approximately 25% of Better Choice following Underwritten Offering

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Investment Highlights 7 Note: Premium and super premium segments defined as being sold with a retail price greater than $0.20 per ounce. Executive Team Purpose Built for Success in the Pet Industry Online Recurring Revenue Represents Majority of Total Sales Rapidly Growing International Presence Asset Light Model with Established Long Term High Quality Co-Manufacturing Partners Portfolio of Established Premium and Super-Premium Pet Brands With a History of Success Exposure to Fastest Growing Sub-Sectors of Premium Pet

Select Financial Information 8 2020 Annual Results 2Q 2021 Net Sales1 ($ in millions) 2Q 2021 Gross Profit & Margin1 ($ in millions) 1. For three months ended June 30 2. For fiscal year ended December 31 1H 2021 Commentary $16.1M Gross Profit $42.6M Net Sales ($1.9)M Adj. EBITDA Domestic & International Sales • International channel successfully delivering contracted volumes • $6.5m of Net Sales in 1H 2021 represents 48% YoY Growth • Executed Pet Supplies Plus Contract for National Launch of Halo Elevate in 2022 • Hired five new sales team members to execute brick and mortar launch and generate digital sales growth Operations and Gross Margin • 1H 2021 gross margin of 37.5% in line with 1H 2020 gross margin • Industry wide increases to commodity costs and freight as a result of COVID-19 have negatively impacted gross margin • A portion of price increases have been passed though to consumer, with adoption anticipated in late Q3 / Q4 37.8% Gross Margin $9.9 $11.0 FY Q2'20 FY Q2'21 $4.1 $3.9 41.5% 35.4% FY Q2'20 FY Q2'21 1H 2020 GM: 37.4% 1H 2021 GM: 37.5% +11% YoY Growth

COVID-19 Has Accelerated Industry Growth 9Source: American Pet Product Association, Morgan Stanley. COVID-19 has had a permanent and material impact on pet ownership and household spend, and these tailwinds are expected to continue 11M New Pets Housed During COVID-19 $3B Annual Increased Spend on Pet Food and Treats 130M Pets in the USA Before COVID-19 $39B Annual Spend on Pet Food and Treats 36% Percentage of Pet Care Spent on Food and Treats $1,500 Annual Household Spend on Pet Care The US Pet Care Market is expected to reach $275B by 2030, more than doubling in value over the next 10 years $90.5 $97.1 $103.6 $109.6 $275.0 2018 2019 2020 2021E 2030P $0 $50 $100 $150 $200 $250 $300 Source: American Pet Product Association’s COVID-19 Pulse Studies, Packaged Facts 2020, Morgan Stanley. Estimated 8% CAGR

Millennials Embrace The Humanization of Pets And Are Looking For More Feedback is pervasive: • 95% say their pet is part of the immediate family • 77% say they feel more like pet parents rather than pet owners • 50% are as concerned about their pets’ well being as their human family members 75% of Millennial households own a pet and housed pets at historic levels during COVID-19 pandemic 10

11 Halo is the brand for a new generation of pet parents

Better Choice's Brand Portfolio

	Current Halo Brand	2022 Pet Specialty Launch	Brand Consolidation Opportunity
Pet Parent Target	Female Millennials With High Willingness to Pay		
Core Benefit	Holistic, Benefit-Based Solutions (Digestion, Vegan, etc.)	Best In-Class Nutrition with Transparent Recipes	Real Animal Protein Your Dog Needs and Craves
Channels	Ecommerce, International, DTC	Pet Specialty, International, DTC	Ecommerce, International, DTC
Companion Animal Type	Dog & Cat	Dog & Cat	Dog Only
Products	Dry Kibble, Canned Wet, Treats	Dry Kibble, Canned Wet, Treats	Freeze-Dried Food, Toppers & Treats; Dental Chews and Supplements
SKUs	Dry Dog: 12 Wet Dog: 23 Vegan Dog: 8 Treats (Dog): 6 Dry Cat: 24 Wet Cat: 25 Treats (Cat): 2	Dry Kibble (Dog & Cat): 31 Canned Wet (Dog & Cat): 10	Freeze Dried Food: 7 Freeze Dried Toppers: 7 Freeze Dried Treats & Supplements: 31

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Maximizing 3 Sales Channels To Drive The Halo Brand Towards $100M of Gross Sales by 2023 13 DTC Brick & Mortar E-Commerce

Pet Specialty Channel Key to Customer Acquisition

BETTER CHOICE COMPANY

- A significant number of "success stories" in branded pet have built loyalty in the neighborhood pet and pet specialty channels, including Blue Buffalo, WellPet, Nutro and Merrick, prior to significant strategic exits

Mars Pet Care Acquires Nutro (2007)

- Donald Young (EVP of Better Choice Sales) joined Nutro in the early 1990's, becoming Senior Group Vice President in 2004
- Several Better Choice sales team members worked with Donald at Nutro and later Merrick
- Better Choice recently onboarded two brand managers from Mars Petcare

Nestle Purina Acquires Merrick (2015)

- Donald Young (EVP of Better Choice Sales) joined Merrick in 2011 to lead sales team
- Several Better Choice sales team members worked with Donald at Merrick
- Two leadership team members, Ryan Wilson and Jenny Condon, joined Better Choice from Nestle

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Halo Elevate is Launching in Brick & Mortar in 2022 15 • 3rd Largest Pet Specialty Retailer • 560+ Locations in USA • Contracted 2022 Launch Partner • Specifically built for millennial pet parents • Designed by in-house formulation experts and veterinarians • Product gross margin targets exceed current Better Choice gross margin

Five Keys To Future Growth 16 HALO BRAND STRATEGY MULTI CHANNEL SALES STRATEGY CAPITALIZE ON OPPORTUNITY IN CHINA STRONG INNOVATION PIPELINE PURSUE STRATEGIC ACQUISITIONS

17 Halo Brand Strategy One mega Halo brand that spans across all channels domestically and internationally Allows for a strong “Halo” marketing effect across all sub- brands to maximize spending While talking to the consumer at an efficient higher master brand and emotional level Enabling economies of scale in supply chain & optimizing strong capital resource allocation Aligning the interests of the entire BTTR company to drive success! 1 2 3 4 5

Strong Innovation Pipeline 18 Innovation pipeline centered on Halo Elevate, a highly nutritious food that takes the uncertainty and complexity out of what you are feeding your dog and provides recipe transparency you can see and trust. Future Innovation Halo Holistic 2022 Refresh Halo Elevate (Dry & Wet) 2022 Launch Three Year Innovation Pipeline Elevate Freeze Dried Treats Expansion New “Kibble” Technology Vegan Expansion Sustainability & Regenerative International Offerings

Multi-Channel Sales Strategy 19 Our multi-channel approach enables the simultaneous launch of innovative new products while reducing channel conflict – we believe this is a key competitive advantage and growth accelerant Incremental M&A Activity % 2020 Net Sales International Contracted Volumes20% DTC Organic Growth25% E-Commerce Organic Growth34% Brick & Mortar Pet Specialty Expansion21% 2020 Net Sales Illustrative Growth Opportunities

20 Capitalize on Opportunity in China China Represents The Largest Opportunity For International Growth • Chinese pet market estimated to be ~$7 billion by 2022, with premium dry dog and cat food markets growing at 20% and 28% CAGRs1 • China represented 58% of the $6.5M of net sales in 1H 2021, with significant future growth supported by contracted minimum volumes • Halo’s target consumer in China is very similar to target consumer in US (50%+ of Halo’s Chinese customers were born after 1990) • In June 2020, approved to sell 15 dry diets by Chinese Ministry of Agriculture 0 20 40 60 80 100 2015 2016 2017 2018 2019 2020E 0% 5% 10% 15% 20% 25% Pet Ownership in China is Growing1 # China Households (Cats) # China Households (Dogs) % China Households (Cats) % China Households (Dogs) (Millions of Households) 85 (% Households) 67% U.S. Pet Ownership (2020) 1) From 2015 to 2025; Euromonitor, American Pet Products Association. $100M of contracted minimum sales with Asian distribution partners in 2021-2025 Winner of the “2020 Best Selling Brand of the Year Award” (China Pet Fair)

Pursue Strategic Acquisitions…

BETTER CHOICE COMPANY

In-House M&A Capabilities Stand Out Relative To Other Brand Platforms

- Potential brands must meet stringent investment criteria (valuation, channel mix, supply chain, customer profile, etc.)
- Ability to source proprietary / non-auction transactions as an operating brand
- Preference for asset light models that avoid channel confliction / competition
- Better Choice can use stock, cash and debt to optimize cost of capital

	TruDog Acquisition (Closed May 2019)	Halo Acquisition (Closed December 2019)
Investment Criteria / Transaction Rationale	Direct-to-Consumer Platform in High Growth Sub-Category (Super Premium Freeze-Dried)	Complementary Pet Specialty Platform With Subscription Sales + Growing International Footprint
Sourcing Capabilities	Preempted Capital Raise / Non-Auction Consideration	Structured Transaction via Shared Banking Partner Relationship
Asset Light Structure	Outsourced Manufacturing (Carnivore, etc.)	Outsourced Manufacturing (Alphia, Simmons, Bright Pet, etc.)
Transaction Consideration	**Transaction Consideration (100% Stock)** Cash Consideration: $0 Common Shares: 15,027,533	**Transaction Consideration (54% Cash, 46% Equity / Converts)** Cash Consideration: $20.5M Convertible Seller Notes: $15.0M Common Shares: 2,134,390

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…Including A Strong Acquisition Pipeline 22 Target Profile and Attributes Description Premium Kibble, Canned Food and Treats Treats Super Premium Kibble Geography North America North America Europe / Asia Channel Brick & Mortar E-Commerce / DTC E-Commerce / Brick & Mortar Asset Intensity Asset Light Model (Co-Manufacturer) Size (Revenue) $15 - $50 Million • Better Choice has a robust pipeline of potential acquisitions and a clearly defined profile for targets • The Company is under NDA with multiple opportunities, primarily pre-process and direct founder dialogue discussions

Uplist To NYSE American Complete Closing of $40m Underwritten Public Offering on July 1, 2021 • Listing of BTTR on NYSE American • $40m Primary Proceeds raised at $5.00 / share (~3x 2020 Net Sales) • Automatic Conversion of ~$23m of Convertible Debt into Common Shares • 29.6m common shares outstanding after accounting for the following: • Conversion of Series F Preferred • Conversion of Convertible Notes • Reverse Share Split of 1 : 6 23

Pro Forma Balance Sheet Post July 1, 2021 IPO 24 The following unaudited pro forma condensed consolidated balance sheet data is presented as if the IPO closed on June 30, 2021, and reflects: 1. The issuance of 8,000,000 shares of common stock for estimated net proceeds of $36.2 million and a pro forma share count of 29.6m 2. The conversion of all Series F convertible preferred stock into an aggregate of 5,764,533 shares of common stock 3. The reclassification of the Series F Warrant liability to equity:

Income Statement 25

Adjusted EBITDA Reconciliation 26 (a) Reflects non-cash expenses related to equity compensation awards three and six months ended June 30, 2021 and 2020. The six months ended June 30, 2021 additionally includes non-cash expenses related to stock purchase warrants issues for third-party services provided. The three and six months ended June 30, 2020 includes non-cash dividends and stock purchase warrants associated with a contract that was subsequently terminated and stock purchase warrants issued in connection with convertible notes. Share-based compensation is an important part of the Company's compensation strategy and without our equity compensation plans, it is probable that salaries and other compensation related costs would be higher. (b) Reflects gain on extinguishment of debt resulting from the full forgiveness of $0.9m in PPP loans for the three months ended June 30, 2021. The six months ended June 30, 2021 additionally includes a loss of $0.4m related to the extinguishment of our former term loan and ABL facility. (c) Reflects costs incurred related to acquisition and integration activities that will not recur and operating expenses that will not recur due to acquisition related synergies. (d) Reflects non-cash expense recognized in cost of goods sold related to the step- up of inventory required under the accounting rules for business combinations. (e) Reflects administrative costs associated with the registration of common shares and other debt and equity financing transactions. (f) Reflects non-cash third party share-based compensation of $0.3 million and non- recurring consulting costs of $0.2 million for the three months ended June 30, 2021. The six months ended June 30, 2021 additionally includes non-recurring severance costs of $0.7 million, non-cash third party share-based compensation of $0.3 million, non-recurring consulting costs of $0.2 million and director costs of $0.1 million, partially offset by a $0.5 million reduction to sales tax liability. Reflects $1.0 million non-recurring contract termination costs for the three months ended June 30, 2020 and $0.1 million and $0.2 million of non-recurring costs for the three and six months ended June 30, 2020, respectively, related to a warehouse facility that was outsourced to a third-party logistics facility in Q4 2020.

Thank You!